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                                                                      Exhibit 10
                             SHAREHOLDERS AGREEMENT


         This Shareholders Agreement ("Agreement") is made as of December 17, 1993 by and between First United Bancshares, Inc. ("United") and W.R. Stephens, Jr., W.R. Stephens Jr. Trust, W.R. Stephens Trust, Jackson T. Stephens, Warren
A. Stephens, and Elizabeth Ann Stephens Trust (referred to herein as "Shareholders" or, individually, as "Shareholder").

         Shareholders collectively own 142,849 shares of the outstanding shares of common stock of InvestArk Bancshares, Inc. ("InvestArk"). This Agreement is entered into in conjunction with the Agreement and Plan of Reorganization between United and InvestArk of even date herewith (the "Merger Agreement").

         In consideration of the foregoing and the respective covenants and agreements herein, the parties agree as follows:

         1. Definitions. Unless otherwise indicated herein, terms used in this Agreement shall have the meanings given to them in the Merger Agreement.

         2. Representations and Warranties. Each Shareholder hereby represents and warrants to United the following:

                 A. Each Shareholder owns the shares of InvestArk common stock set forth below opposite the Shareholder's signature, free and clear of liens and encumbrances.

                 B. Each Shareholder, or the Shareholder's duly authorized representative, has reviewed the representations and warranties made by InvestArk in Article III of the Merger Agreement, and to the best of the Shareholder's knowledge, without independent investigation or confirmation, none





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of such representations or warranties contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

                 C. None of the Shareholders have outstanding loans from, or funds on deposit with, InvestArk or its bank subsidiaries.

         3. Termination of Representations and Warranties. The representations and warranties contained in paragraph 2 will terminate on the earlier to occur of (i) termination of the Merger Agreement or (ii) the Closing Date of the Merger. Said representations and warranties shall not survive the closing of the Merger and thereafter shall not be the basis for any action by any party. Any monetary damage claims for breach of the representation and warranty in subparagraph 2(B) above shall be valued as if such claims were made against all shareholders of InvestArk, so that any damages paid by the undersigned Shareholders with respect to such claims shall be reduced to reflect their proportionate ownership of InvestArk's common stock.

         4. Shareholders Vote. The Shareholders agree to vote their shares of InvestArk common stock in favor of the Merger at the InvestArk shareholders meeting called to vote on the merger.

         5.      Registration Rights.

                 (a) On or after the Effective Date of the Merger, the Shareholders shall have the right to make two requests of United in writing to register under the Securities Act of 1933, as amended (the "Securities Act"), in each case, at least $5,000,000 in market value of United common stock beneficially owned by the Shareholders (the shares subject to such request hereunder being referred to as the "Subject Stock"), and United shall use its reasonable best efforts to cause such shares to be registered under the Securities Act as soon as reasonably practicable so as to permit promptly the sale thereof, and in connection therewith, United shall prepare and file, on such appropriate form





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as United in its discretion shall determine, a registration statement under the
Securities Act to effect such registration. The Shareholders undertake to provide all such information and materials and take all such action as may be required in order to permit United to comply with all applicable requirements of the Securities and Exchange Commission (the "Commission") and to obtain any desired acceleration of the effective date of such registration statement. Notwithstanding the foregoing, United (i) shall not be obligated to cause any special audit to be undertaken in connection with any such registration, and
(ii) shall be entitled to postpone for a reasonable period of time the filing of any registration statement otherwise required to be prepared and filed by United if (A) United's Board of Directors, in good faith, determines that it is advisable to do so because such filing at such time would be materially detrimental to United, provided that if such filing is delayed for more than 90 days United shall provide the Shareholders with the written opinion of a nationally recognized banking firm supporting the Board's determination, or (B) United is, at such time, conducting or about to conduct an underwritten public offering of equity securities (or securities convertible into equity securities) and is advised in writing by its managing underwriter or underwriters (with a copy to the Shareholders) that such offering would, in its or their opinion, be materially adversely affected by the registration so requested.

                 (b) If, at any time, United proposes to register any of its securities under the Securities Act (otherwise than pursuant to subparagraph (a) hereof and other than securities to be issued pursuant to a stock option or other employee benefit or similar plan or securities to be issued by another corporation with which United is deemed to be a co-issuer by the Securities and Exchange Commission), United shall, as promptly as practicable, give written notice to the Shareholders of United's intention to effect such registration. If, within five days after receipt of such notice, the





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Shareholders submit a written request to United specifying the United common stock that the Shareholders propose to sell or otherwise dispose of, United shall include such United common stock specified in the Shareholders' request in such registration statement and United shall keep such registration statement in effect and maintain compliance with all federal and state laws and regulations referred to in clause (c) below. Notwithstanding the foregoing, if the offering of United's securities pursuant to such registration statement is to be made by or through underwriters, United shall not be required to include shares of United's common stock of the Shareholders therein if and to the extent that the underwriter or underwriters managing the offering reasonably believe in good faith that such inclusion would materially adversely affect such offering.

                 (c) In connection with any offering of shares of Subject Stock registered pursuant thereto, United (i) shall furnish to the Shareholders such number of copies of any prospectus (including any preliminary prospectus) as they reasonably may request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while United shall be required under the provisions hereof to cause the registration statement to remain current and (ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such blue sky or other state securities laws for offer and sale as the Shareholders shall request; provided, however, that United shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. United shall enter into an underwriting agreement with a managing underwriter or underwriters selected by it (and reasonably satisfactory to the Shareholders) containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with





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respect to secondary distributions; provided, however, that such underwriter or underwriters shall agree to use their best efforts to ensure that the offering results in a distribution of the Subject Stock sold in accordance with the terms of this Agreement.

                 (d) The Shareholders shall pay all out-of-pocket expenses incurred in connection with any registration statements referred to in subparagraph (a) (other than those on Form S-3), including, without limitation, the fees and disbursement of United's counsel and accountants, all underwriting discounts, commissions and expenses, the fees and disbursements of the Shareholders' counsel and accountants, all Commission and blue sky registration and filing fees, printing expenses and transfer agent's and registrar's fees. With respect to registrations on Form S-3 and registrations referred to in subparagraph (b), the Shareholders shall pay all underwriting discounts and commissions applicable to the Subject Stock, the fees and disbursements of their own counsel and accountants and their pro rata share of all other expenses of the offering.

                 (e) In the case of any offering registered pursuant hereto, United agrees to indemnify and hold the Shareholders, each underwriter of Subject Stock under such registration and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act and the Shareholders, harmless against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Subject Stock, or the omission or alleged omission





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to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if United shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented if United shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this subparagraph (e) shall not apply to such losses, claims, damages, liabilities or actions which shall arise from the sale of Subject Stock if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been (y) made in reliance upon and in conformity with information furnished in writing to United by the Shareholders or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto or (z) made in any preliminary prospectus, and the prospectus contained in the registration statement in the form filed by United with the Commission pursuant to Rule 424(b) under the Securities Act shall have corrected such statement or omission and a copy of such prospectus shall not have been sent or given to such person at or prior to the confirmation of such sale to him.

                 (f) In the case of each offering registered pursuant hereto, the Shareholders and each





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underwriter participating therein shall agree in the same manner and to the same extent as set forth in subparagraph (e) hereof severally to indemnify and hold harmless United, and each person, if any, who controls United within the meaning of Section 15 of the Securities Act, and the directors and officers of United, and in the case of each such underwriter, each Shareholder, each person, if any, who controls a Shareholder (within the meaning of the Securities Act), with respect to any statement in or omission from such registration statement or any preliminary prospectus (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to United by the Shareholders or such underwriter specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

                 (g) Each party indemnified under subparagraph (e) or (f) hereof shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in subparagraph (e) or (f) hereof, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, jointly with any





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other indemnifying party similarly notified, to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under subparagraph (e) or (f) hereof for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses to it which are different from or in addition to such indemnifying party in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel).

                 (h) Upon request from United so to do, the Shareholders will refrain from publicly selling any security of United for a period beginning five days before and ending 90 days after the effective date of any underwritten public offering by United of its securities in which the Shareholders participate as a selling stockholder.

         6. Trust. The Shareholders hereby represent to United that based on preliminary conversations with the Federal Reserve Board ("FRB"), the FRB will require as a condition to approving the Merger that the United Stock issued to the Shareholders under the Merger Agreement be placed in a trust having certain terms specified by the FRB. The Shareholders anticipate being willing and able to comply with all requirements relating to establishment of the trust imposed by the FRB as a condition to approval of the merger.

         In Witness Whereof, United and the Shareholders have signed or caused to be signed by their authorized representatives this Shareholders Agreement as of the date first written above.





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                                     FIRST UNITED BANCSHARES, INC.


                                     By: /s/JAMES V. KELLEY
                                           James V. Kelley
                                           Chairman, President and
                                           Chief Executive Officer

Attest:


/s/ ROBERT G. DUDLEY
Robert G. Dudley, Secretary





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
  Number of Shares Owned                                         SHAREHOLDERS:
  ----------------------
            439
                                                                    W. R. Stephens, Jr.

         45,200                                            W. R. STEPHENS, JR. TRUST

                                                           By:   /s/ VERNON J. GISS
                                                                     Vernon J. Giss, Trustee

                                                           By    /s/ ERNEST BUTLER, JR.
                                                                     Ernest Butler, Jr., Trustee

         34,158                                            W. R. STEPHENS TRUST

                                                           By:   /s/ JACKSON T. STEPHENS
                                                                     Jackson T. Stephens, Trustee

                                                           By:   /s/ VERNON J. GISS
                                                                     Vernon J. Giss, Trustee

                                                           By:   /s/ BESS C. STEPHENS
                                                                     Bess C. Stephens, Trustee

         48,358                                            By:   /s/ JACKSON T. STEPHENS
                                                                     Jackson T. Stephens

          3,480                                            By:   /s/  WARREN A. STEPHENS
                                                                      Warren A. Stephens





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
         10,014                                            ELIZABETH ANN STEPHENS TRUST

                                                           By:   /s/ VERNON J. GISS
                                                                     Vernon J. Giss, Trustee

                                                           By:   /s/ ERNEST BUTLER, JR.
                                                                     Ernest Butler, Jr., Trustee

          1,200                                            STEPHENS GROUP, INC.

                                                           By:   /s/ DAVID A. KNIGHT
                                                                     David A. Knight





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